UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2017

WARRIOR MET COAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38061	81-0706839
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16243 Highway 216, Brookwood, AL	35444
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 554-6150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On April 19, 2017, Warrior Met Coal, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 16,666,667 shares of its common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $19.00 per share of Common Stock pursuant to a Registration Statement on Form S-1, as amended (File No. 333-216499) (the “Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on March 7, 2017. All of the shares of Common Stock were offered and sold by the selling stockholders named in the Registration Statement. In connection with the closing of the Offering, the Company entered into the agreements described below.

Registration Rights Agreement

On April 19, 2017, in connection with the closing of the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with investment funds managed, advised or sub-advised by Apollo Global Management LLC or its affiliates (such funds, the “Apollo Funds”), investment funds managed, advised or sub-advised by GSO Capital Partners LP or its affiliates (such funds, the “GSO Funds”), investment funds managed, advised or sub-advised by KKR Credit Advisors (US) LLC or its affiliates (such funds, the “KKR Funds”), investment funds managed, advised or sub-advised by Franklin Mutual Advisers, LLC or its affiliates (such funds, the “Franklin Funds”), and investment funds managed, advised or sub-advised by Caspian Capital LP or its affiliates (such funds, the “Caspian Funds” and, together with the Apollo Funds, GSO Funds, KKR Funds and Franklin Funds, the “Holders”). Holders or a group of Holders party to the Registration Rights Agreement having at least 5% in the aggregate of the outstanding shares of Common Stock have unlimited demand rights, provided that the Company will not be required to comply with any demand to file a registration statement unless the aggregate gross cash proceeds reasonably expected to be received from the sale of securities requested to be included in the registration statement is at least $25 million. All Holders have certain “piggyback” registration rights. In addition, in the case of an underwritten offering, each Holder has agreed, if requested by the underwriters in such offering, not to effect any public sale of their shares of Common Stock for 90 days (or such shorter period as the underwriters may request). The rights of a Holder party to the Registration Rights Agreement will terminate thereunder once such Holder ceases to beneficially own 1% or more of the outstanding shares of Common Stock.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of its executive officers and directors (each, an “Indemnitee”). Each Indemnification Agreement provides, among other things, that the Company will indemnify and hold harmless each Indemnitee for certain expenses to the fullest extent permitted or authorized by law, including the Delaware General Corporation Law, in effect on the date of the Indemnification Agreement or as it may be amended to provide more advantageous rights to the Indemnitee. If such indemnification is unavailable as a result of a court decision and if the Company and the Indemnitee are jointly liable in the proceeding, the Company will contribute funds to the Indemnitee for his or her expenses in proportion to relative benefit and fault of the Company and the Indemnitee in the transaction giving rise to the proceeding. The Indemnification Agreements also provide that the Company will indemnify the indemnitee for monetary damages for actions taken as the Company’s director or officer or for serving at the Company’s request as a director or officer or another position at another corporation or enterprise, as the case may be. The Indemnification Agreements also provide that the Company must advance payment of certain expenses to the Indemnitee, including fees of counsel, subject to receipt of an undertaking from the Indemnitee to return such advance if it is it is ultimately determined that the Indemnitee is not entitled to indemnification.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 19, 2017, upon the closing of the Offering, the Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “Plan”) became effective. Under the Plan, awards of stock options, including both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units, stock bonus awards and performance awards may be granted to current and future directors, officers, employees, consultants and advisors of the Company and its affiliated companies, provided that incentive stock options may be granted only to employees. Subject to adjustments to reflect certain corporate transactions or changes in the Company’s capital structure, 5,938,059 shares is the maximum number of shares of Common Stock authorized and reserved for issuance under the Plan.

The foregoing description is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Indemnification Agreement.

10.2	Warrior Met Coal, Inc. 2017 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: April 19, 2017	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Indemnification Agreement.

10.2	Warrior Met Coal, Inc. 2017 Equity Incentive Plan.